Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

KeyCorp

Offer to Exchange

Common Shares of KeyCorp for Any and All Outstanding 7.750% Non-Cumulative

Perpetual Convertible Preferred Stock, Series A, of KeyCorp

Pursuant to its

Offer to Exchange, dated June 3, 2009

(as supplemented or amended from time to time, the “Offer to Exchange”)

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JUNE 30, 2009, UNLESS THE EXCHANGE OFFER IS EXTENDED BY US (SUCH DATE AND TIME, AS THE EXCHANGE OFFER MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY NOT BE WITHDRAWN AFTER THE SHARES OF SERIES A PREFERRED STOCK HAVE BEEN ACCEPTED FOR EXCHANGE.

The exchange agent for the Exchange Offer is:

Computershare Trust Company, N.A.

By Hand or Mail Registered or Certified Mail Recommended	By Overnight Delivery	By Facsimile (for Eligible Institutions only)

Computershare Trust Company, N.A. Attn: KeyCorp P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: KeyCorp 250 Royall Street Suite V Canton, MA 02021	(617) 360-6810 Attn: KeyCorp Confirm by Telephone (781) 575-2332

The information agent for the Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call: (212) 269-5550 (Collect)

All others call Toll-free: (800) 431-9633

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING SHARES OF 7.750% NON-CUMULATIVE PERPETUAL CONVERTIBLE PREFERRED STOCK, SERIES A, OF KEYCORP (THE “SERIES A PREFERRED STOCK”) FOR KEYCORP’S COMMON SHARES PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) YOUR SERIES A PREFERRED STOCK TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

This Letter of Transmittal is to be completed by a holder desiring to tender Series A Preferred Stock, unless such holder is executing the tender through DTC’s automated tender offer program (“ATOP”). This Letter of Transmittal need not be completed by a holder tendering through ATOP. However, a holder tendering through ATOP will be bound by the terms of this Letter of Transmittal, and such holder will be deemed to have made the acknowledgments and representations and warranties this Letter of Transmittal contains, just as if such holder had signed it. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the expiration date.

As described in the Offer to Exchange, a valid tender of Series A Preferred Stock pursuant to the Exchange Offer requires delivery of the Series A Preferred Stock to the exchange agent through book-entry transfer to the exchange agent’s account at DTC pursuant to the procedures set forth in the Offer to Exchange under the caption “The Exchange Offer—Procedures for Tendering Shares of Series A Preferred Stock” and either (i) delivery to the exchange agent of a properly completed and duly executed Letter of Transmittal or (ii) delivery to the exchange agent of an “agent’s message” through ATOP, to the effect that the DTC participant named in the agent’s message has received and agrees to be bound by the terms and conditions set forth in the Offer to Exchange and this Letter of Transmittal. The proper procedures for tendering Series A Preferred Stock pursuant to the Exchange Offer are described in the Offer to Exchange under the caption “The Exchange Offer—Procedures for Tendering Shares of Series A Preferred Stock.”

KeyCorp is not providing for guaranteed delivery procedures and therefore a holder must allow sufficient time for the necessary tender procedures to be completed prior to the expiration date.

Tenders of Series A Preferred Stock may be withdrawn at any time prior to the expiration date. For a withdrawal of Series A Preferred Stock to be effective, the exchange agent must receive a written or facsimile transmission containing a notice of withdrawal or a properly transmitted “Request Message” through ATOP, in the case of DTC participants, before the expiration date, which is 11:59 p.m., New York City time, on June 30, 2009, unless extended. Any such notice of withdrawal must (i) specify the name of the holder who tendered the Series A Preferred Stock to be withdrawn, (ii) contain a description of the Series A Preferred Stock to be withdrawn and the number of shares of Series A Preferred Stock, (iii) contain a statement that such holder of Series A Preferred Stock is withdrawing the election to tender their Series A Preferred Stock, and (iv) be signed by the holder of such Series A Preferred Stock in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees (or, in the case of the Series A Preferred Stock tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed on the agent’s message), or be accompanied by evidence satisfactory to KeyCorp that the person withdrawing the tender has succeeded to the beneficial ownership of the Series A Preferred Stock. In addition, if not previously returned, a holder may withdraw Series A Preferred Stock that are not accepted by KeyCorp for exchange after the expiration of 40 business days following commencement of the Exchange Offer. If KeyCorp terminates the Exchange Offer without having purchased any Series A Preferred Stock pursuant to the Exchange Offer, whether before or after the expiration date, KeyCorp will promptly return the Series A Preferred Stock that was previously tendered. If Series A Preferred Stock is otherwise not accepted for exchange, including due to proration, KeyCorp will return the Series A Preferred Stock, at its expense, promptly after the expiration or termination of the Exchange Offer.

For a description of certain procedures to be followed in order to tender or withdraw Series A Preferred Stock (through ATOP or otherwise), see “The Exchange Offer—Procedures for Tendering Shares of Series A Preferred Stock” and “The Exchange Offer—Withdrawal of Tenders” in the Offer to Exchange and the Instructions to this Letter of Transmittal.

Holders who do not tender their Series A Preferred Stock (or properly withdraw previously tendered Series A Preferred Stock) prior to the expiration date will continue to hold their Series A Preferred Stock after the settlement of the Exchange Offer.

Questions and requests for assistance or for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the information agent.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

IF YOU DETERMINE TO USE THIS LETTER OF TRANSMITTAL, YOU MUST COMPLETE THE APPROPRIATE BOX(ES) BELOW WITH RESPECT TO THE SERIES A PREFERRED STOCK TO WHICH THIS LETTER OF TRANSMITTAL RELATES.

Description of Shares of Series A Preferred Stock Tendered
Name and Address of DTC Participant (fill in, if blank)	Number of Shares Tendered	Aggregate Liquidation Preference Represented	Liquidation Preference of Series A Preferred Stock Tendered [1]
$

If the space provided above is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this Letter of Transmittal.

The name and address of the DTC participant must be printed exactly as it appears on a security position listing such participant as the owner of shares of Series A Preferred Stock.

1	Each share of Series A Preferred Stock has a liquidation preference equal to $100. Unless otherwise indicated in the column labeled “Liquidation Preference of Series A Preferred Stock Tendered” and subject to the terms and conditions of the Exchange Offer, a Holder will be deemed to have tendered the entire aggregate liquidation amount represented by the Series A Preferred Stock indicated in the column labeled “Aggregate Liquidation Amount Represented.” See Instruction 2.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby acknowledges receipt of the Offer to Exchange dated June 3, 2009 (the “Offer to Exchange”), relating to the offer to exchange shares of 7.75% Non-Cumulative Perpetual Preferred Stock, Series A, $1.00 par value, with a liquidation preference of $100 per share (the “Series A Preferred Stock”), of KeyCorp, an Ohio corporation, for KeyCorp’s common shares, par value $1.00 per share (the “Common Shares”), and this letter of transmittal (as supplemented or amended, this “Letter of Transmittal”). We urge you to review the Offer to Exchange for the terms and conditions of the Exchange Offer. Certain terms used but not defined herein have the meaning given to them in the Offer to Exchange.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to KeyCorp the above-described stated amount of Series A Preferred Stock. Subject to and effective upon the acceptance for exchange of, and the exchange of, shares of Series A Preferred Stock tendered herewith, the undersigned hereby (1) irrevocably sells, transfers, conveys, assigns and tenders to KeyCorp all right, title and interest in and to all such shares of Series A Preferred Stock as are being tendered herewith; (2) waives any and all other rights with respect to such shares of Series A Preferred Stock (including with respect to any existing or past defaults and their consequences in respect of such shares of Series A Preferred Stock; (3) releases and discharges KeyCorp and its subsidiaries from any and all claims that you may have now, or may have in the future, arising out of, or related to, such shares of Series A Preferred Stock, including any claims that you are entitled to receive any additional payments with respect to such shares of Series A Preferred Stock or to participate in any redemption or defeasance of such shares of Series A Preferred Stock; and (4) irrevocably appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of KeyCorp with respect to the tendered shares of Series A Preferred Stock with full power coupled with an interest) to (a) deliver certificates representing the shares of Series A Preferred Stock, and/or transfer ownership of the shares of Series A Preferred Stock on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon KeyCorp’s order, (b) present the shares of Series A Preferred Stock for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the shares of Series A Preferred Stock, all in accordance with the terms of the Offer to Exchange and (d) deliver, in book-entry form, the Common Shares issuable upon acceptance of shares of Series A Preferred Stock tendered hereby, together with any shares of Series A Preferred Stock not accepted in the Exchange Offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the Exchange Offer as described in the Offer to Exchange.

Subject to applicable regulations of the Securities and Exchange Commission, if, for any reason whatsoever, acceptance for exchange of, or exchange of, any shares of Series A Preferred Stock tendered pursuant to the Exchange Offer is delayed (whether before or after KeyCorp’s acceptance for exchange of, or the exchange of, shares of Series A Preferred Stock) or KeyCorp extends the Exchange Offer or is unable to accept for exchange or exchange the shares of Series A Preferred Stock tendered pursuant to the Exchange Offer, KeyCorp may instruct the exchange agent to retain tendered shares of Series A Preferred Stock, and those shares of Series A Preferred Stock may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth in the Offer to Exchange. If you have tendered shares of Series A Preferred Stock, you may withdraw those shares of Series A Preferred Stock prior to the applicable withdrawal deadline by delivering a written notice of withdrawal subject to the limitations and requirements described in “The Exchange Offer—Withdrawal of Tenders” in the Offer to Exchange.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Series A Preferred Stock tendered hereby and to acquire the Common Shares issuable upon the exchange of such tendered shares of Series A Preferred Stock, and that, when the shares of Series A Preferred Stock are accepted for exchange, KeyCorp will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the shares of Series A Preferred Stock tendered hereby are not subject to any adverse claims or proxies. The undersigned hereby further represents and warrants that either (i) it is not a plan (“Plan”) described in Section 4975 of the Internal Revenue Code of 1986, as amended (“Code”) and no portion of the assets used to acquire or hold the common stock constitutes assets of any Plan or (ii) the exchange of Depositary Shares and the acquisition and holding of common stock will not constitute a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of Code or a similar violation under any laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code. The undersigned will, upon request, execute and deliver any additional documents deemed by KeyCorp or the exchange agent to be necessary or desirable to complete the sale, assignment and transfer of the shares of Series A Preferred Stock tendered hereby. The undersigned acknowledges that it has read the Offer to Exchange and agrees to all of the terms and conditions of the Exchange Offer.

The undersigned understands that tenders of shares of Series A Preferred Stock pursuant to any one of the procedures described in the Offer to Exchange under the heading “The Exchange Offer—Procedures for Tendering Shares of Series A Preferred Stock” and in the instructions herein will, upon KeyCorp’s acceptance for exchange of such tendered shares of Series A Preferred Stock, constitute a binding agreement between the undersigned and KeyCorp upon the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer is subject to certain conditions described in the section of the Offer to Exchange entitled “The Exchange Offer—Conditions to the Exchange Offer.”

The undersigned understands that the delivery and surrender of the shares of Series A Preferred Stock is not effective, and the risk of loss of the shares of Series A Preferred Stock does not pass to the exchange agent, until receipt by the exchange agent of an agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of shares of Series A Preferred Stock will be determined by KeyCorp, in its sole discretion, which determination shall be final and binding.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

IMPORTANT: BY USING THE ATOP PROCEDURES TO TENDER SHARES OF SERIES A PREFERRED STOCK, YOU WILL NOT BE REQUIRED TO DELIVER THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT. YOU WILL, HOWEVER, BE BOUND BY ITS TERMS, AND YOU WILL BE DEEMED TO HAVE MADE THE ACKNOWLEDGMENTS AND THE REPRESENTATIONS AND WARRANTIES IT CONTAINS.

ACKNOWLEDGEMENT OF REPRESENTATIONS AND WARRANTIES

The offer of Common Shares is being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) thereof of the Securities Act, and has not been registered under any other applicable securities laws.

By signing this Letter of Transmittal, the undersigned also represents, warrants and acknowledges that:

(i)	it has carefully reviewed the Offer to Exchange; and

(ii)	there are risks incident to the acquisition of the Common Shares, including, without limitation, those risks which are summarized under “Risk Factors” in the Offer to Exchange.

PLEASE SIGN BELOW—To Be Completed By All Tendering Holders

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing such participant as the owner of the Series A Preferred Stock or by stock powers transmitted with this Letter of Transmittal. Endorsements on Series A Preferred Stock and signatures on stock powers by Holders not executing this Letter of Transmittal must have a guarantee by a Medallion Signature Guarantor. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to KeyCorp of such person’s authority to so act. See Instruction 3 below.

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

Date	Date

If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:

Title:	Title:

Address:	Address:

Telephone Number:	Telephone Number:

Dated:	Dated:

Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number

DTC Account to Which Common Shares Should be Delivered	DTC Account to Which Common Shares Should be Delivered

SIGNATURE GUARANTEE

(If required, see Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
Date:
Authorized Signature

Name of Eligible Institution Guaranteeing Signature:
Address:

Capacity (full title):

Telephone Number:

SPECIAL PAYMENT OR ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if the Common Shares are to be issued in the name of someone other than the person or persons who signed this Letter of Transmittal.	To be completed ONLY if the shares of Series A Preferred Stock that are not tendered or not accepted are to be credited to someone other than the person or persons who signed this Letter of Transmittal.

Issue Common Shares to:	Credit Series A Preferred Stock to:

Name(s)	Name(s)

Address	Address

Telephone Number:	Telephone Number:

Book-Entry Transfer Facility Account:

(Tax Identification or Social Security Number)	(Tax Identification or Social Security Number) Credit Series A Preferred Stock not exchanged and delivered by book-entry transfer to the DTC account set forth below: DTC Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Certificates.

This Letter of Transmittal is to be used by each Holder to tender Series A Preferred Stock through book-entry transfer to the exchange agent’s account at DTC, if instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the exchange agent. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the expiration date to permit delivery to the exchange agent at or prior to such date. No alternative, conditional or contingent tenders of the Series A Preferred Stock will be accepted. This Letter of Transmittal should be sent only to the exchange agent. Delivery of documents to DTC or KeyCorp does not constitute delivery to the exchange agent.

All Series A Preferred Stock was issued in book-entry form, and all of the shares of Series A Preferred Stock are currently represented by one or more global certificates held for the account of DTC. The exchange agent and DTC have confirmed that the Series A Preferred Stock is eligible for ATOP. To tender Series A Preferred Stock eligible for ATOP, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the exchange agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the exchange agent’s account at DTC and send an Agent’s Message to the exchange agent for its acceptance. The confirmation of a book-entry transfer into the exchange agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation”. Delivery of documents to DTC does not constitute delivery to the exchange agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the exchange agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that KeyCorp may enforce such agreement against such participant.

Holders desiring to tender Series A Preferred Stock on the expiration date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, or delivery of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance of their Series A Preferred Stock for exchange.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO KEYCORP OR DTC.

2. Partial Tenders; Fractional Shares

The entire amount of Series A Preferred Stock delivered to the exchange agent will be deemed to have been tendered unless otherwise communicated to the exchange agent or an amount is indicated under “Liquidation Preference of Series A Preferred Stock Tendered” in the box entitled “Description of Shares Series A Preferred Stock Tendered” above. If the entire amount of all Series A Preferred Stock is not tendered, then Series A Preferred Stock for the amount of shares of Series A Preferred Stock not tendered and the number of Common Shares equal to the Exchange Ratio issued in exchange for any shares of Series A Preferred Stock accepted for exchange will be credited to the account maintained at DTC from which the tendered shares of Series A Preferred Stock were delivered as soon as practicable after the settlement date unless otherwise indicated on this Letter of Transmittal.

Any Series A Preferred Stock which has been tendered but which is not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable.

Fractional shares of Common Shares will not be issued in the Exchange Offer. Instead, the number of Common Shares you receive in the Exchange Offer will be rounded down to the nearest whole number.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

This Letter of Transmittal must be signed by a participant in DTC by the DTC participant, and in the name of the DTC Participant, whose name appears on the security position listing as the owner of the shares of Series A Preferred Stock.

If any of the shares of Series A Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of shares of Series A Preferred Stock registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of Series A Preferred Stock.

A holder does not need to provide a separate stock power if:

•	this Letter of Transmittal is signed by the holder; and

•

any liquidation preference of Series A Preferred Stock that is not tendered or not accepted for exchange or any Common Shares issued in exchange for validly tendered and accepted Series A Preferred Stock is to be credited to the account of the Holder at DTC.

In any case other than those listed above, the holder must transmit a separate properly completed stock power with this Letter of Transmittal exactly as the name(s) of the Holder(s) appear(s) on such DTC participant’s security position listing, with the signature on the endorsement or stock power guaranteed by a Medallion Signature Guarantor, unless such stock powers are executed by a Medallion Signature Guarantor.

If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to KeyCorp and the exchange agent of their authority so to act must be submitted with this Letter of Transmittal.

Signatures on stock powers provided in accordance with this Instruction 3 by holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

No signature guarantee is required for the tender or withdrawal of Series A Preferred Stock if (a) this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the Trust Preferred Securities and neither the “Special Payment Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed or (b) such Series A Preferred Stock is tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank, trust company or other nominee having an office or correspondent in the United States. In all other cases, all signatures on Letters of Transmittal and signatures on stock powers, if any, accompanying shares of Series A Preferred Stock must be guaranteed by a recognized participant in the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”).

4. Special Issuance, Delivery and Payment Instructions.

Tendering holders should indicate, in the applicable box, the account at DTC in which the Common Shares are to be issued and deposited, if different from the accounts of the person signing this Letter of Transmittal.

Tendering holders should indicate, in the applicable box, the name and address in which shares of Series A Preferred Stock for stated amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the name and address of the person signing this Letter of Transmittal.

In the case of issuance or payment in a different name, the Taxpayer Identification Number or Social Security Number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the Common Shares (and any shares of Series A Preferred Stock not tendered or not accepted) will be made to (or credited to) such holder’s account at DTC.

KeyCorp has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Series A Preferred Stock from the name of the holder(s) thereof if KeyCorp does not accept for exchange any of the holders’ Series A Preferred Stock or if the holder(s) do(es) not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the holder(s) completing the “Special Payment Instructions” and/or “Special Delivery Instructions” boxes.

5. Transfer Taxes.

Holders who tender their shares of Series A Preferred Stock for exchange generally should not be obligated to pay any transfer taxes. However, if the delivery of Common Shares is being made to, or if Series A Preferred Stock not tendered or not accepted for payment is registered in the name of, any person other than the holder of Series A Preferred Stock tendered thereby or Series A Preferred Stock is credited in the name of any person other than the person(s) signing the Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable, then, in such event, delivery and payment shall not be made unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6. Waiver of Conditions.

KeyCorp reserves the absolute right to waive, in whole or in part, any of the specified conditions to the Exchange Offer set forth in the Offer to Exchange.

7. Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the Offer to Exchange, this Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the exchange agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the Offer to Exchange may be directed to the information agent at the address and telephone number set forth above.

8. Validity and Form.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered shares of Series A Preferred Stock pursuant to any of the instructions in this Letter of Transmittal, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by KeyCorp in its sole discretion, which determination will be final and binding. KeyCorp reserves the absolute right to reject any or all tenders of any shares of Series A Preferred Stock determined by KeyCorp not to be in proper form, or if the acceptance or exchange of such shares of Series A Preferred Stock may, in the opinion of counsel for KeyCorp, be unlawful. KeyCorp also reserves the absolute right to waive any conditions to any offer that KeyCorp is legally permitted to waive.

A tender of shares of Series A Preferred Stock will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery will be determined by KeyCorp in its sole discretion, which determination shall be final and binding. None of KeyCorp, the exchange agent, the information agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any shares of Series A Preferred Stock, or will incur any liability for failure to give any such notification. Holders should send all materials to the exchange agent and not to KeyCorp, the information agent or any dealer manager.

9. No Conditional Tender

No alternative, conditional, irregular or contingent tender of shares of Series A Preferred Stock will be accepted.

10. Withdrawal

Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted “Request Message” through ATOP, which notice must be received by the exchange agent at its address set forth on the back cover of this Letter of Transmittal on or prior to the expiration date. In order to be valid, a notice of withdrawal must include the items listed in the Offer to Exchange under “The Exchange Offer – Withdrawal of Tenders”.

11. Important Tax Information.

TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN BY KEYCORP IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE OFFER TO EXCHANGE DESCRIBED IN THE OFFER TO EXCHANGE; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH SERIES A PREFERRED STOCK OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.